                                                              EXHIBIT 12
                             HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH VALUES

It is impossible to illustrate  exactly how a Policy will perform in the future.  However,  you can illustrate how the Policy works and may be able to better  compare a Policy  with other life  insurance  plans,  using  hypothetical  illustrations  based on the  personal characteristics  of the  Insured(s)  as well as  certain  assumptions  about the  future.  You can also do this by  requesting  from us personalized  hypothetical  illustrations  based on: (a) the Age(s) of the  Insured(s);  (b) the tobacco  usage class and expected risk class(es) of the  Insured(s);  (c) the gender of the  Insured(s),  where  permitted;  and (d) the Face Amount you seek or the amount of
Premium you intend to pay.

The  hypothetical  illustrations  that follow show the changes in the Death  Benefit,  Account  Value and Cash Value over time based on certain assumptions.  All values are provided as of the end of each Policy Year shown.  The assumptions used are as follows:

1.       Hypothetical  average  annual  gross  rates of return  in the  Portfolios  of 0%, 6% and 12%.  Of  course,  actual  investment performance is not a constant rate. If the  hypothetical  gross rate of return were to fluctuate  above or below the 0%, 6% or
         12% average over a period of years, the Death Benefit,  Account Value and Cash Value may be different.  HYPOTHETICAL  RATES OF
         RETURN ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE.

2.       Hypothetical  constant expense ratios of 1.23% for the Portfolios.  The total annual expenses for the underlying  mutual funds are shown in the section entitled "Variable  Investment  Options." The 1.23% hypothetical  expense ratio is the average of the actual total annual  expenses for all available  Portfolios as of December 31, 2000.  Certain of the Portfolios  have not been in existence for a full year and,  therefore,  the total annual  expenses for those  Portfolios are estimated and  annualized.
         The 1.23%  hypothetical  expense  ratio,  when deducted from the  hypothetical  average  annual gross rates of return equals a hypothetical average annual net rate of return of -1.23%, 4.77% and 10.77%, respectively.

3.       The mortality and expense risk charge assessed  against the assets in the Separate  Account at an annualized rate of 0.90% for the first 15 years and 0.25%  thereafter.  The charge for  administrative  expenses  connected  with  operating  the  Separate
         Account is 0.25% per year.  It is also assumed that there is no tax charge assessed against the Separate Account.

4.       The charges  under the Policy,  including  the cost of insurance  charges  differ by gender,  tobacco usage class and attained age. It is assumed that there are no transfer fees  applicable.  The  hypothetical  illustrations  are presented based on both the current and guaranteed cost of insurance charges.

5.       There are no loans,  loan repayments,  withdrawals,  accelerated death benefit payments or amounts paid to maintain the Policy in effect during a grace period.  The hypothetical values will include Cash Value Credits, if applicable.

6.       The Age(s) and,  where  applicable,  gender of the Insured(s) are shown in each  illustration.  The cost of insurance  charges differ based on the age(s) of the Insured(s) on the Policy Date and, where permitted by law, the gender of the Insured(s).

7.       The Insured(s)  is/are eligible for the no tobacco use class.  For each gender and age  classification,  the cost of insurance rate for the "No Tobacco Use" classification is .35% lower than the rate for the "Tobacco Usage" classification.

8.       The Insured(s) is/are considered to be in the preferred risk class.

9.       The Premium and Face Amount are as shown in each illustration.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
----------------------------------------------------------------------------------------------------------------------------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $69,250               55                 Male           Single Life             0%              No Usage
                                                                                                     (-1.23% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 24,160             21,660              64,507              23,977            21,477              64,020
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,347             20,972              59,534              22,985            20,610              58,612
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,560             20,310              55,047              22,026            19,776              53,744
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,799             19,799              51,010              21,098            19,098              49,370
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,063             19,313              47,180              20,202            18,452              45,252
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,350             18,850              43,753              19,336            17,836              41,572
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,661             18,411              40,501              18,500            17,250              38,110
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 18,993             17,993              37,607              17,692            16,692              35,031
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,348             17,598              34,861              16,912            16,162              32,134
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,724             17,724              32,257              16,161            16,161              29,413
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,162             17,162              30,034              15,477            15,477              27,085
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,618             16,618              27,918              14,819            14,819              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,090             16,090              25,904              14,157            14,157              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                15,577             15,577              25,000              13,460            13,460              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,080             15,080              25,000              12,722            12,722              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                14,695             14,695              25,000              12,013            12,013              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,318             14,318              25,000              11,235            11,235              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                13,950             13,950              25,000              10,372            10,372              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                13,591             13,591              25,000              9,401              9,401              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                13,240             13,240              25,000              8,301              8,301              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                11,607             11,607              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                10,158             10,158              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                8,872               8,872              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40                7,731               7,731              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45                6,719               6,719              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $69,250               55                 Male           Single Life             6%              No Usage
                                                                                                     (4.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 25,610             23,110              68,379              25,417            22,917              67,863
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,236             23,861              66,902              25,830            23,455              65,866
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 26,878             24,628              65,582              26,242            23,992              64,030
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,536             25,536              64,434              26,651            24,651              62,364
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,211             26,461              63,193              27,059            25,309              60,612
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 28,904             27,404              62,143              27,464            25,964              59,049
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 29,614             28,364              61,005              27,867            26,617              57,407
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 30,342             29,342              60,078              28,266            27,266              55,968
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 31,089             30,339              59,070              28,661            27,911              54,456
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                31,855             31,855              57,977              29,054            29,054              52,877
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                32,723             32,723              57,266              29,519            29,519              51,659
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                33,615             33,615              56,474              29,990            29,990              50,382
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                34,533             34,533              55,598              30,468            30,468              49,054
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                35,476             35,476              54,988              30,960            30,960              47,989
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                36,446             36,446              54,761              31,464            31,464              47,276
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                37,689             37,689              55,430              32,167            32,167              47,310
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                38,976             38,976              56,149              32,864            32,864              47,345
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                40,308             40,308              56,924              33,550            33,550              47,381
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                41,686             41,686              57,762              34,221            34,221              47,418
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                43,113             43,113              58,666              34,876            34,876              47,457
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                51,030             51,030              64,140              37,933            37,933              47,679
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                61,191             61,191              72,196              40,639            40,639              47,947
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                73,409             73,409              82,620              42,903            42,903              48,285
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40                88,244             88,244              94,533              45,476            45,476              48,717
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45               106,196             106,196             106,544             49,292            49,292              49,453
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $69,250               55                 Male           Single Life            12%              No Usage
                                                                                                     (10.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 27,061             24,561              72,252              26,856            24,356              71,706
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,294             26,919              74,699              28,840            26,465              73,542
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,713             29,463              77,381              30,963            28,713              75,550
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,336             32,336              80,346              33,233            31,233              77,765
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 37,178             35,428              83,278              35,660            33,910              79,878
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 40,257             38,757              86,553              38,254            36,754              82,246
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 43,594             42,344              89,805              41,026            39,776              84,513
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 47,211             46,211              93,478              43,984            42,984              87,089
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 51,130             50,380              97,147              47,142            46,392              89,569
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                55,516             55,516              101,039             50,513            50,513              91,934
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                60,432             60,432              105,755             54,388            54,388              95,180
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                65,785             65,785              110,519             58,556            58,556              98,375
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                71,616             71,616              115,302             63,048            63,048             101,507
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                77,979             77,979              120,868             67,897            67,897             105,240
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                84,928             84,928              127,608             73,128            73,128             109,878
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                93,105             93,105              136,932             79,258            79,258             116,566
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               102,068             102,068             147,040             85,852            85,852             123,679
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               111,895             111,895             158,022             92,920            92,920             131,225
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               122,667             122,667             169,972            100,483            100,483            139,233
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               134,477             134,477             182,990            108,566            108,566            147,732
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               212,933             212,933             267,640            158,117            158,117            198,740
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               337,161             337,161             397,795            226,752            226,752            267,530
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               533,867             533,867             600,849            320,370            320,370            360,566
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40               845,333             845,333             905,583            454,388            454,388            486,774
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45              1,339,719           1,339,719           1,344,105           658,867            658,867            661,024
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $78,250               55                Female          Single Life             0%              No Usage
                                                                                                     (-1.23% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 24,196             21,696              72,589              24,001            21,501              72,003
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,417             21,042              67,208              23,039            20,664              66,123
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,663             20,413              62,322              22,116            19,866              60,820
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,931             19,931              57,679              21,232            19,232              55,839
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,223             19,473              53,481              20,383            18,633              51,366
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,536             19,036              49,491              19,568            18,068              47,160
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,870             18,620              45,702              18,784            17,534              43,203
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 19,225             18,225              42,296              18,026            17,026              39,658
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,601             17,851              39,247              17,293            16,543              36,489
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,995             17,995              36,350              16,585            16,585              33,501
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,452             17,452              33,682              15,940            15,940              30,765
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,924             16,924              31,310              15,319            15,319              28,340
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,412             16,412              29,049              14,722            14,722              26,058
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                15,914             15,914              26,894              14,145            14,145              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,430             15,430              25,293              13,558            13,558              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                15,059             15,059              25,000              13,036            13,036              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,695             14,695              25,000              12,481            12,481              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                14,340             14,340              25,000              11,885            11,885              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                13,993             13,993              25,000              11,233            11,233              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                13,653             13,653              25,000              10,514            10,514              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                12,065             12,065              25,000              5,303              5,303              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                10,645             10,645              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                9,375               9,375              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40                8,240               8,240              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45                7,225               7,225              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $78,250               55                Female          Single Life             6%              No Usage
                                                                                                     (4.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 25,649             23,149              76,947              25,442            22,942              76,325
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,315             23,940              75,525              25,890            23,515              74,305
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 27,000             24,750              74,250              26,349            24,099              72,460
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,703             25,703              72,859              26,820            24,820              70,536
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,425             26,675              71,632              27,302            25,552              68,801
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 29,167             27,667              70,293              27,794            26,294              66,985
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 29,929             28,679              68,838              28,295            27,045              65,078
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 30,712             29,712              67,567              28,799            27,799              63,359
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 31,516             30,766              66,499              29,306            28,556              61,835
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                32,342             32,342              65,331              29,813            29,813              60,223
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                33,274             33,274              64,219              30,400            30,400              58,673
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                34,233             34,233              63,331              30,997            30,997              57,345
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                35,221             35,221              62,341              31,609            31,609              55,948
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                36,238             36,238              61,243              32,241            32,241              54,488
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                37,286             37,286              61,120              32,892            32,892              53,917
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                38,617             38,617              61,711              33,765            33,765              53,958
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                39,997             39,997              62,339              34,646            34,646              54,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                41,427             41,427              63,016              35,527            35,527              54,042
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                42,909             42,909              63,751              36,403            36,403              54,085
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                44,445             44,445              64,551              37,270            37,270              54,130
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                53,143             53,143              69,735              41,441            41,441              54,379
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                64,216             64,216              77,621              45,230            45,230              54,672
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                77,658             77,658              88,233              48,441            48,441              55,038
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40                94,079             94,079              100,916             52,015            52,015              55,795
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45               114,040             114,040             114,413             57,176            57,176              57,363
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $78,250               55                Female          Single Life            12%              No Usage
                                                                                                     (10.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 27,101             24,601              81,304              26,883            24,383              80,648
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,382             27,007              84,327              28,908            26,533              82,965
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,858             29,608              87,608              31,090            28,840              85,497
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,544             32,544              90,851              33,443            31,443              87,954
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 37,460             35,710              94,399              35,980            34,230              90,669
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 40,624             39,124              97,904              38,713            37,213              93,299
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 44,059             42,809              101,335             41,654            40,404              95,805
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 47,786             46,786              105,130             44,813            43,813              98,588
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 51,832             51,082              109,365             48,200            47,450             101,703
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                56,363             56,363              113,853             51,832            51,832             104,701
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                61,447             61,447              118,592             56,009            56,009             108,097
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                66,992             66,992              123,935             60,520            60,520             111,963
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                73,041             73,041              129,282             65,403            65,403             115,763
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                79,659             79,659              134,623             70,699            70,699             119,481
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                86,888             86,888              142,430             76,445            76,445             125,311
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                95,397             95,397              152,446             83,200            83,200             132,956
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               104,739             104,739             163,247             90,508            90,508             141,066
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               114,996             114,996             174,925             98,393            98,393             149,669
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               126,257             126,257             187,584            106,882            106,882            158,797
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               138,622             138,622             201,331            116,004            116,004            168,482
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               221,157             221,157             290,203            172,661            172,661            226,566
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               352,835             352,835             426,489            252,168            252,168            304,808
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               562,914             562,914             639,572            361,296            361,296            410,498
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40               898,074             898,074             963,337            516,297            516,297            553,816
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45              1,433,630           1,433,630           1,438,323           749,450            749,450            751,904
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000             $113,500               55                Female           Joint Life             0%              No Usage
                                                55                 Male                              (-1.23% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 24,314             21,814              105,521             24,314            21,814             105,521
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,636             21,261              97,381              23,636            21,261              97,381
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,968             20,718              90,033              22,968            20,718              90,033
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 22,307             20,307              83,206              22,307            20,307              83,206
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,654             19,904              76,873              21,654            19,904              76,873
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 21,009             19,509              71,011              21,009            19,509              71,011
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 20,370             19,120              65,593              20,370            19,120              65,593
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 19,737             18,737              60,396              19,737            18,737              60,396
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 19,116             18,366              55,818              19,108            18,358              55,797
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                18,513             18,513              51,466              18,483            18,483              51,384
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,973             17,973              47,628              17,906            17,906              47,452
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                17,448             17,448              44,143              17,329            17,329              43,843
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,938             16,938              40,819              16,754            16,754              40,376
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                16,441             16,441              37,815              16,180            16,180              37,214
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,958             15,958              35,108              15,609            15,609              34,340
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                15,591             15,591              32,741              15,139            15,139              31,792
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                15,231             15,231              30,615              14,664            14,664              29,475
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                14,879             14,879              28,568              14,184            14,184              27,232
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                14,534             14,534              26,743              13,697            13,697              25,202
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                14,197             14,197              25,000              13,188            13,188              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                12,615             12,615              25,000              9,515              9,515              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                11,193             11,193              25,000              1,050              1,050              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                9,915               9,915              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40                8,767               8,767              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45                7,735               7,735              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000             $113,500               55                Female           Joint Life             6%              No Usage
                                                55                 Male                              (4.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                 25,773             23,273              111,856             25,773            23,273             111,856
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,561             24,186              109,432             26,561            24,186             109,432
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 27,363             25,113              107,263             27,363            25,113             107,263
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 28,178             26,178              105,103             28,178            26,178             105,103
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 29,004             27,254              102,963             29,004            27,254             102,963
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 29,839             28,339              100,856             29,839            28,339             100,856
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 30,682             29,432              98,795              30,682            29,432              98,795
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 31,528             30,528              96,477              31,528            30,528              96,477
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 32,387             31,637              94,570              32,375            31,625              94,535
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                33,270             33,270              92,491              33,217            33,217              92,344
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                34,264             34,264              90,799              34,137            34,137              90,462
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                35,288             35,288              89,279              35,048            35,048              88,672
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                36,344             36,344              87,588              35,950            35,950              86,639
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                37,432             37,432              86,094              36,839            36,839              84,730
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                38,554             38,554              84,818              37,712            37,712              82,965
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                39,971             39,971              83,940              38,816            38,816              81,513
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                41,442             41,442              83,298              39,904            39,904              80,207
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                42,968             42,968              82,498              40,966            40,966              78,656
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                44,551             44,551              81,974              41,994            41,994              77,269
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                46,194             46,194              81,301              42,981            42,981              75,646
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                55,658             55,658              80,705              47,282            47,282              68,559
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                67,602             67,602              82,474              51,206            51,206              62,471
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                82,217             82,217              93,395              55,714            55,714              63,289
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40               100,104             100,104             107,372             60,292            60,292              64,669
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45               121,933             121,933             122,332             66,295            66,295              66,512
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000             $113,500               55                Female           Joint Life            12%              No Usage
                                                55                 Male                              (10.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                       27,233             24,733              118,191            27,233             24,733             118,191
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                       29,657             27,282              122,186            29,657             27,282             122,186
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                       32,286             30,036              126,561            32,286             30,036             126,561
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                       35,136             33,136              131,056            35,136             33,136             131,056
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                       38,221             36,471              135,685            38,221             36,471             135,685
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                       41,559             40,059              140,470            41,559             40,059             140,470
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                       45,165             43,915              145,431            45,165             43,915             145,431
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                       49,054             48,054              150,106            49,054             48,054             150,106
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                       53,262             52,512              155,524            53,241             52,491             155,465
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                      57,977             57,977              161,176            57,885             57,885             160,920
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                      63,271             63,271              167,668            63,036             63,036             167,046
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                      69,051             69,051              174,699            68,582             68,582             173,514
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                      75,362             75,362              181,622            74,546             74,546             179,656
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                      82,284             82,284              189,254            80,980             80,980             186,253
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                      89,842             89,842              197,653            87,880             87,880             193,336
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                      98,739             98,739              207,353            95,887             95,887             201,363
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                     108,518            108,518              218,120           104,496            104,496             210,036
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                     119,264            119,264              228,988           113,719            113,719             218,340
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                     131,075            131,075              241,179           123,567            123,567             227,363
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                     144,056            144,056              253,538           134,059            134,059             235,944
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                     230,984            230,984              334,927           197,313            197,313             286,104
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                     370,368            370,368              451,849           285,108            285,108             347,831
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                     593,861            593,861              674,607           409,671            409,671             465,373
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        40                     952,217            952,217            1,021,354           585,346            585,346             627,846
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        45                   1,527,456          1,527,456            1,532,456           849,640            849,640             852,421
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.